UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   October 15, 2009
                                                        (October 15, 2009)


                        Service Corporation International
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             (Exact name of registrant as specified in its charter)

          Texas                         1-6402-1                 74-1488375
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

        1929 Allen Parkway Houston, Texas                      77019
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (713) 522-5141


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

On October 15, 2009, Service Corporation International ("SCI") issued a press release announcing that SCI has entered into a definitive agreement to acquire Keystone North America Inc. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(d) Attached hereto as Exhibit 99.1 is a copy of Service Corporation International's press release.

      99.1  Press Release, dated October 15, 2009

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 15, 2009                       Service Corporation International


                                       By: /s/ Eric D. Tanzberger
                                           -------------------------------------
                                           Eric D. Tanzberger
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer